                                                                    Exhibit 10.3

                     AMENDED AND RESTATED SECURITY AGREEMENT
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               This Amended and Restated  Security  Agreement (the  "AGREEMENT")
made as of this  12th  day of  October,  2006  (the  "Effective  Date")  between
GlobalOptions  Group,  Inc., a Nevada  corporation (the "Guarantor") and Silicon
Valley Bank, a  California  corporation  ("Bank").  This  Agreement  amended and restates  that certain  Security  Agreement  between the parties  dated March 8,
,2006.

               WHEREAS, the Guarantor is indebted to Bank pursuant to a Guaranty
Agreement of even date herewith (as amended from time to time, the  "Guaranty"), pursuant  to which  Guarantor  has  unconditionally  guaranteed  payment  of all obligations owed to Bank by GlobalOptions,  Inc. (the "Borrower")  under,  among other  agreements,  that certain  Second  Amended and Restated Loan and Security
Agreement,  dated  October 12,  2006 (as may be further  amended,  restated,  or otherwise  modified from time to time, the "Loan  Agreement"  and,  collectively with all other related agreements, the "Loan Documents"); and

               WHEREAS,  it is in the  interests  of the  Guarantor  to grant in favor of the Bank security for all present and future indebtedness,  liabilities and  obligations  of the  Borrower  to the Bank and  therein  charge,  mortgage, assign,  transfer and otherwise encumber and grant security interests in all its present and future undertaking, property and assets;

               WHEREAS,  this Agreement is made to secure the obligations of the
Guarantor under the Guaranty and in consideration  of advances,  credit or other financial accommodations now or hereafter being afforded to Borrower by Bank.

               NOW, THEREFORE, the parties hereto hereby agree as follows:

         1.       DEFINITIONS.

                  "ACCOUNT",  "ACCOUNT GUARANTOR",  "CHATTEL PAPER", "COMMERCIAL
TORT CLAIMS", "DEPOSIT ACCOUNTS", "DOCUMENTS", "EQUIPMENT", "FIXTURES", "GENERAL
INTANGIBLES",  "GOODS",  "INSTRUMENTS",   "INVENTORY",   "INVESTMENT  PROPERTY",
"LETTER OF CREDIT  RIGHTS",  "PROCEEDS" and "TANGIBLE  CHATTEL PAPER" shall have the respective meanings assigned to such terms, as of the Effective Date, in the
California Uniform Commercial Code.

                  "COLLATERAL"  shall  mean  all of the  property  of  Guarantor described in Exhibit "A" hereto.

                  "INSOLVENCY  PROCEEDING"  is  any  proceeding  by  or  against
Guarantor under any bankruptcy or insolvency law, including  assignments for the benefit of creditors, compositions,  extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                  "LIEN" is a mortgage,  lien,  deed of trust,  charge,  pledge, security interest or other encumbrance.

                  "OBLIGATIONS"  or "OBLIGATION"  shall mean and include without limitation  any  and  all of  Borrower's  and  Guarantor's  indebtedness  and/or liabilities to Bank of every kind,  nature and description,  direct or indirect, joint or several, absolute or contingent,  due or to become due, now existing or
hereafter  arising   including,   without   limitation,   the  indebtedness  and
liabilities of Borrower to Bank under the Loan Agreement, and the liabilities of
Guarantor to Bank under the Guaranty and under this Agreement.

                  "PERMITTED LIENS" shall mean:

                  (a)  Liens  arising   under  this   Agreement  or  other  Loan
Documents;

                  (b) Liens for taxes,  fees,  assessments  or other  government charges or levies,  either not  delinquent or being  contested in good faith and for which Guarantor  maintains  adequate  reserves on its Books, if they have no priority over any of Bank's security interests;

                  (c)  Leases  or  subleases  and   non-exclusive   licenses  or
sublicenses  granted in the  ordinary  course of  Guarantor's  business,  IF the leases,  subleases,  licenses and  sublicenses  permit  granting Bank a security interest; and

                  (d) Liens incurred in the extension, renewal or refinancing of the  indebtedness  secured  by  Liens  described  in (a)  through  (c),  BUT any extension,  renewal  or  replacement  Lien  must  be  limited  to  the  property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

                  "SCHEDULE" is any attached schedule of exceptions.

         2.       SECURITY INTEREST.

                  As  security  for the  payment  or other  satisfaction  of all
Obligations,  Guarantor  hereby  assigns to Bank and grants to Bank a continuing security interest in the Collateral,  whether now or hereafter owned,  existing, acquired or arising and wherever now or hereafter located.

         3.       POSSESSION OF COLLATERAL AND RELATED MATTERS.

                  Until an Event of Default has occurred,  Guarantor  shall have the right,  except as  otherwise  provided in this  Agreement,  in the  ordinary course of Guarantor's business, to (a) sell, lease or furnish under contracts of service any of  Guarantor's  inventory  normally  held by Guarantor for any such purpose,  and (b) use and  consume any raw  materials,  work in process or other materials normally held by Guarantor for such purpose; PROVIDED, HOWEVER, that a sale in the ordinary  course of business  shall not include any transfer or sale in satisfaction,  partial or complete, of a debt owed by Guarantor. Bank through its officers,  employees or agents,  shall have the right,  at any time and from time to time in Bank's name, in the name of a nominee of Bank or in  Guarantor's name,  to verify the  validity,  amount or any other  matter  relating to any of
Guarantor's  accounts,  by mail,  telephone,  telegraph or otherwise.  Guarantor shall reimburse  Bank, on demand,  for all reasonable  costs,  fees and expenses incurred by Bank in this regard.

                  Immediately  upon  Guarantor's  receipt of any  portion of the
Collateral  evidenced  by  an  agreement,   security,  Instrument  or  Document,
including,  without  limitation,  any Tangible  Chattel Paper and any Investment
Property  consisting of  certificated  securities,  Guarantor  shall deliver the original  thereof to Bank  together  with an  appropriate  endorsement  or other specific  evidence  of  assignment  thereof  to  Bank  (in  form  and  substance acceptable to Bank). If an endorsement or assignment of any such items shall not be made for any reason,  Bank is hereby irrevocably  authorized,  as Guarantor's attorney and agent-in-fact, to endorse or assign the same on Guarantor's behalf.

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         4.       WARRANTIES AND COVENANTS.

                  Guarantor  warrants and agrees that:

                  A. All of the  Collateral is and will at all times be owned by
Guarantor free and clear of all Liens and security interests, except for (i) the security interests granted hereunder,  (ii) Permitted Liens, and (iii) the Liens set forth on the Schedule.

                  B.  Guarantor  is duly  existing  and in good  standing in its jurisidiction  of formation and qualified and licensed to do business in, and in good standing in, any  jurisdiction  in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to have a material  adverse effect of the business  and  operations  of  Guarantor  (a  "Material  Adverse  Effect").  The
execution,  delivery and  performance  of this  agreement,  the Guaranty and any other  documents  executed by Guarantor in  connection  herewith  have been duly authorized,  and do not  conflict  with  Guarantor's  formation  documents,  nor constitute an event of default under any material  agreement by which  Guarantor is bound.  Guarantor is not in default  under any agreement to which or by which it is bound  in which  the  default  could  reasonably  be  expected  to cause a
Material Adverse Effect.

                  C.  Except as shown in the  Schedule,  there are no actions or proceedings pending or, to the knowledge of Guarantor,  threatened by or against
Guarantor in which a likely  adverse  decision  could  reasonably be expected to cause a Material Adverse Effect.

                  D. Guarantor will keep its business and the Collateral insured for risks and in amounts  standard  for  Guarantor's  industry,  and as Bank may reasonably request. Insurance policies will be in a form, with companies, and in amounts  that are  satisfactory  to Bank in Bank's  reasonable  discretion.  All property policies will have a lender's loss payable  endorsement showing Bank as an  additional  loss payee and all  liability  policies will show the Bank as an additional  insured and provide that the insurer must give Bank at least 20 days notice before cancelling its policy.  At Bank's request,  Guarantor will deliver certified  copies of policies  and  evidence of all premium  payments.  Proceeds payable under any policy will, at Bank's  option,  be payable to Bank on account of the Obligations.

                  E.  Guarantor  will  not  sell,  lease,  transfer,  assign  or otherwise  dispose of any of its  property or any interest  therein,  EXCEPT FOR transfers  (i)  of  inventory  in the  ordinary  course  of  business;  (ii)  of non-exclusive  licenses and similar  arrangements for the use of the property of
Guarantor in the ordinary  course of business;  or (iii) of worn-out or obsolete
Equipment,  without  the prior  written  consent of Bank in each  instance or as otherwise permitted in this Agreement.

                  F. The fair salable  value of  Guarantor's  assets  (including goodwill minus disposition costs) exceeds the fair value of its liabilities.

                  G.  Guarantor has not violated any laws,  ordinances or rules, the violation of which could  reasonably be expected to cause a Material Adverse
Effect.

                  H. No written  representation,  warranty or other statement of
Guarantor in any certificate or written  statement given to Bank (taken together with all such written  certificates and written statements to Bank) contains any untrue  statement of a material fact or omits to state a material fact necessary to  make  the  statements  contained  in  the  certificates  or  statements  not misleading.

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                  I. Guarantor will not,  without at least 30 days prior written notice,  relocate  its  principal  office  or add any new  offices  or  business locations.

                  J.  Guarantor  will not directly or  indirectly  enter into or permit to exist any material  transaction with any affiliate of Guarantor except for transactions that are in the ordinary course of Guarantor's  business,  upon fair and reasonable  terms that are no less favorable to Guarantor than would be obtained in an arm's length transaction with a non-affiliated person.

                  K.  Guarantor  will execute any further  instruments  and take further  action as Bank  reasonably  requests  to  perfect  or  continue  Bank's security interest in the Collateral or to effect the purposes of this Agreement.

         5.       EVENTS OF DEFAULT.

                  Any one of the following is an Event of Default

                  A. An event of default  occurs under the Loan Agreement or any other Loan  Documents that is not cured within the  applicable  cure period,  if any;

                  B.  Failure  by  Guarantor  to  pay  or  perform  any  of  its
Obligations when first due or demanded.

                  C. Breach by  Guarantor  of any  warranty,  representation  or covenant contained herein or in the Guaranty Agreement; or

                  D. Except for Transfers permitted  hereunder,  the loss, theft or destruction of, or sale,  lease or furnishing under a contract of service of, any of the Collateral.

         6.       RIGHTS AND REMEDIES.

                  Upon the occurrence of an Event of Default,  Bank may exercise from time to time any rights and remedies  available to it under any  applicable law in  addition  to,  and not in lieu of, any  rights  and  remedies  expressly granted in this Agreement or in any other agreements  between Bank and Guarantor and all of Bank's rights and remedies shall be cumulative and  non-exclusive  to the extent permitted by law. In particular,  but not by way of limitation of the foregoing,  Bank may, without notice,  demand or legal process of any kind, take possession of any or all of the  Collateral  (in addition to Collateral of which it already has  possession),  wherever it may be found, and for that purpose may pursue the same wherever it may be found,  and may enter onto any of Guarantor's premises where any of the Collateral may be, and search for, take possession of, remove,  keep and store any of the  Collateral  until the same  shall be sold or otherwise disposed of, and Bank shall have the right to store the same at any of
Guarantor's  premises without cost to Bank. At Bank's request,  Guarantor shall, at Guarantor's expense, assemble the Collateral and make it available to Bank at one or more places to be  designated by Bank and  reasonably  convenient to Bank and Guarantor.  Guarantor recognizes that if Guarantor fails to perform, observe or discharge  any of its  Obligations,  no remedy at law will  provide  adequate relief to Bank,  and  agrees  that  Bank  shall be  entitled  to  temporary  and permanent  injunctive  relief in any such case without the  necessity of proving actual  damages.  Any  notification  of  intended  disposition  of  any  of  the
Collateral  required  by law will be  deemed  to be a  reasonable  authenticated notification  of  disposition  if  given at least  ten (10)  days  prior to such disposition and such notice shall (i) describe Bank and Guarantor, (ii) describe the Collateral that is the subject of the intended disposition,  (iii) state the method of the intended disposition,  (iv) state that Guarantor is entitled to an accounting of the  Obligations  and state the charge,  if any, for an accounting and (v) state the time and place of any  public  disposition  or the time  after which any private  sale is to be made.  Bank may disclaim  any  warranties  that might  arise in  connection  with the sale,  lease or other  disposition  of the
Collateral  and has no  obligation to provide any  warranties at such time.  Any

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Proceeds of any  disposition  by Bank of any of the Collateral may be applied by
Bank to the payment of expenses in connection  with the  Collateral,  including, without  limitation,  legal  expenses and  reasonable  attorneys'  fees, and any balance of such  Proceeds  may be applied by Bank  toward the payment of such of the Obligations, and in such order of application, as Bank may from time to time elect.  In the  event  of any  excess  Proceeds  after  payment  in  full of the
Obligations, such excess shall be paid to Guarantor.

         7.       FEES, COSTS AND CHARGES.

                  Guarantor shall be obligated to reimburse Bank, as part of the
Obligations,  for all fees,  costs or  charges of any kind  incurred  by Bank in connection with this Agreement,  including  without  limitation,  any reasonable fees,  costs or charges  incurred by Bank in  enforcing  its rights and remedies under the Loan  Documents,  the Guaranty,  this Agreement or any other agreement between Bank and Guarantor.

         8.       MISCELLANEOUS.

                  A. Any failure or delay by Bank to require strict  performance by  Guarantor  of  any of  the  provisions,  warranties,  terms  and  conditions contained  herein or in any other agreement,  document or instrument,  shall not affect Bank's right to demand strict compliance and performance  therewith,  and any waiver of any Event of Default  shall not waive or affect any other Event of
Default,  whether prior or subsequent  thereto,  and whether of the same or of a different  type.  None  of the  warranties,  conditions,  provisions  and  terms contained  herein,  or in any other  agreement,  document or instrument shall be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees,  other than  pursuant to an  instrument  in writing,  signed by an officer of Bank, directed to Guarantor and specifying such waiver.

                  B. Any notice under this  Agreement  shall be addressed to the parties at their respective addresses set forth herein, or to such other address as either party designates to the other in the manner herein described.

                  C. In the event that any  provision  hereof shall be deemed to be invalid by any court,  such invalidity shall not affect the remainder of this
Agreement.

                  D. This Agreement shall be binding upon and for the benefit of the parties hereto and their respective successors and assigns.

                  E.  California  law governs this  Agreement  without regard to principles of conflicts of law.  Guarantor and Bank each submit to the exclusive jurisdiction of the State and Federal Courts in Santa Clara County, California.

                  GUARANTOR  AND BANK EACH WAIVE  THEIR RIGHT TO A JURY TRIAL OF
ANY CLAIM OR CAUSE OF ACTION  ARISING  OUT OF ANY OF THE LOAN  DOCUMENTS  OR ANY
CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER
CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS
AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

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                  IN  WITNESS   WHEREOF,   the  undersigned  have  executed  and
delivered this Agreement on the date set forth above.

SILICON VALLEY BANK                  GLOBALOPTIONS GROUP, INC.

By /s/ Ian C. Willard                By /s/ Harvey W. Schiller, Ph.D.
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Name: Ian C. Willard                 Name: Harvey W. Ph.D. Schiller
      ----------------------------         -------------------------------------
Title: Vice President                Title: Chairman and Chief Executive Officer
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